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                                                                   EXHIBIT 10.64

                               FIRST AMENDMENT TO
                           PEABODY ENERGY CORPORATION
                              EMPLOYMENT AGREEMENT
                              (FOR LISTED OFFICERS)

      THIS AMENDMENT (this "Amendment") is entered into as of the date set forth on the signature page hereof, by and between Peabody Energy Corporation, a Delaware corporation (the "Company") and Gregory H. Boyce (the "Executive").

                                    RECITALS

      WHEREAS, the Company and Executive previously entered into that certain Employment Agreement dated October 1, 2003 (the "Employment Agreement");

      WHEREAS, the Company deems it appropriate, for purposes of providing Executive with adequate incentive to continue to serve in Executive's current position with the Company, to provide Executive with added protection in the event of certain corporate transactions;

      WHEREAS, pursuant to Section 10 of the Employment Agreement, the Employment Agreement may be amended by written agreement of the parties thereto;

      NOW, THEREFORE, the parties hereto have agreed to amend the Employment Agreement as follows:

                                       I.

      Section 6(1)(d)(i) of the Employment Agreement is hereby amended by deleting the words "; provided, however, that such Gross-Up Payment shall not exceed $3,000,000" at the end thereof.

                                       II.

      In all other respects, the Employment Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties hereto.

                                         PEABODY ENERGY CORPORATION

                                         By: /s/ Irl F. Engelhardt
                                             __________________________________
                                             Irl F. Engelhardt
                                             Chairman & Chief Executive Officer


                                         /s/ Gregory H. Boyce
                                         ______________________________________
                                         Gregory H. Boyce

                                         June 15, 2004